SHARE BASED COMPENSATION	12 Months Ended
Dec. 31, 2017
Share-based Compensation [Abstract]
NOTE 13 - SHARE BASED COMPENSATION

On July 17, 2015, the Corporation approved the long-term employment agreement of Dr. Paul Averback as President and Chief Executive Officer. Dr. Averback has not taken a salary since November of 2014. The employment agreement retains the services of Dr. Averback for an initial period of seven years. Dr Averback has agreed to forgo 100% of his salary until the Company receives a significant increase in its financing to expand its operations and execute its business plans at which time Dr. Averback will have the option to receive a cash salary or to continue the equity compensation. Dr. Averback received 3,000,000 restricted shares in July, 2015 and shall receive 250,000 restricted stock each month for the duration of the contract, totaling up to 21,000,000 restricted shares, in lieu of cash salary. The Corporation determined that a grant date for all the restricted shares occurred on July 17, 2015 and established the fair value of each share at $1.36. The Corporation is recording the expense on a pro-rata basis and recorded an expense of $5,178,203 in 2017. The unrecognized compensation cost as at December 31, 2017, which will be recognized on a pro-rata basis over the duration of the employment contract as services are performed, assuming Dr. Averback continued to elect equity compensation, is $7,966,344.

The stock and stock option-based compensation expense is disaggregated in the statements of operations and comprehensive loss for the years ended December 31, 2017, 2016 and 2015 as follows:

In Thousands of US Dollars
Functional Expense Category	2017	2016	2015
General and administrative expense	$3,708	$5,002	$10,107
Research and development expense	2,589	4,072	5,677
Total	$6,297	$9,074	$15,784